SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                            (Amendment No.          )

       Filed  by  Registrant  [x]

       Filed  by  a  Party  other  than  the  Registrant  [  ]

       Check  the  appropriate  box:

           [X]     Preliminary  Proxy  Statement

           [  ]    Definitive  Proxy  Statement


                                WORLDWATER CORP.
-------------------------------------------------------------------------------
                                       --
                (Name of Registrant as Specified In Its Charter)

                     BOARD OF DIRECTORS OF WORLDWATER CORP.
-------------------------------------------------------------------------------
                                       --
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

       [x]    No  fee  required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

        -
        ---------------------

(2)     Aggregate  number  of  securities  to  which  transaction  applies:

        -
        ---------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

        ----------------------

(4)     Proposed  maximum  aggregate  value  of  transaction:

        -
        ---------------------

(5)     Total  Fee  Paid:

        -
        -
        -------------------

        [  ]     Fee  paid  previously  with  preliminary  materials:

        -
        -
        -------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:

        -
        ---------------------

(2)     Form,  Schedule  or  Registration  Statement  No:

        -
        ---------------------

(3)     Filing  Party:

        -
        ----------------------

(4)     Date  Filed:
        -
        ----------------------

(5) Set forth the amount on which the filing fee is calculated and state how it was determined.

        -
        ---------------------

                                WORLDWATER CORP.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 14, 2003


     As a stockholder of WorldWater Corp. (the "COMPANY"), you are hereby given notice of and invited to attend in person or by proxy a Special Meeting of Stockholders of the Company (the "SPECIAL MEETING") to be held at the offices of the Company at Pennington Business Park, 55 Route 31 South, Pennington, New Jersey, on November 14, 2003, at 1:00 p.m., local time, for the following purpose:

1. To consider and vote upon a proposal to amend Article 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 135,000,000; and

2. On any other business that may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

     The Board of Directors has fixed the close of business on September 26, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Special Meeting. The transfer books of the Company will not be closed.


       YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE SPECIAL MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.

                                       By  Order  of  the  Board  of  Directors


                                       QUENTIN  T.  KELLY,
                                       Chairman  and  Chief  Executive  Officer

Pennington,  New  Jersey

September  29,  2003

                             YOUR VOTE IS IMPORTANT.
                     PLEASE EXECUTE AND RETURN PROMPTLY THE
        ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED HEREIN.

                                WORLDWATER CORP.
                            PENNINGTON BUSINESS PARK
                                55 ROUTE 31 SOUTH
                          PENNINGTON, NEW JERSEY 08534

                                  _____________

                                 PROXY STATEMENT
                                  _____________


FOR  THE  SPECIAL  MEETING  OF  STOCKHOLDERS
TO  BE  HELD  November  14,  2003

_____________

TO  OUR  STOCKHOLDERS:

       This Proxy Statement is furnished to stockholders of WorldWater Corp. (the "COMPANY") for use at the Special Meeting of Stockholders to be held at the offices of the Company at Pennington Business Park, 55 Route 31 South,
Pennington, New Jersey, on November 14, 2003, at 1:00 p.m., local time, or at any adjournment or adjournments thereof (the "SPECIAL MEETING"). The enclosed proxy is being solicited by the Board of Directors of the Company (the "BOARD") and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Special Meeting was taken at the close of business on September 26, 2003 (the "RECORD DATE"). This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about October 10, 2003.

VOTING  PROCEDURES  AND  REVOCABILITY  OF  PROXIES

     The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to amending the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 135,000,000. The affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Special Meeting by holders of the Common Stock is required to take stockholder action.

     The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present, in person or by proxy, the Special Meeting may be adjourned from time to time until a quorum is obtained. In the case of any meeting called for the election of directors, those who attend the second such adjourned meetings, although less than a majority, shall constitute a quorum for the purpose of electing directors. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter.

     Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.

     When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Quentin T. Kelly and Terri Lyn Harris. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Special Meeting. Proxy cards so marked should not be mailed to the Company.

     If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted for amending the Certificate of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 135,000,000. Valid proxies will be voted at the Special Meeting and at any adjournment of the Special Meeting in the manner specified.

     Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Special Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Special Meeting.

MATTERS  TO  BE  BROUGHT  BEFORE  THE  MEETING

APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                               AUTHORIZED SHARES

As of September 18, 2003, there were 50,490,052 shares issued and outstanding shares of common stock excluding: (i) 6,706,020 shares issuable upon the exercise of options issued under the Company's Stock Option Plans; (ii)
16,444,332 shares of common stock underlying warrants issued in private transactions with exercise prices ranging between $0.10 and $0.50; and (iii) up to approximately 15,406,667 shares of common stock issuable upon the conversion of principal and interest on convertible promissory notes issued by the Company.

The Board of Directors believes the increase in the authorized number of shares of common stock is in the best interests of the Company to have them available for the issuance in private or public sales as a means of raising working capital
                            SHAREHOLDER VOTE REQUIRED

In the event the Company is unable to amend its Certificate of Incorporation to increase the authorized number of shares, it will be unable to raise additional working capital through the sale of its common stock.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK FROM 100,000,000 TO 135,000,000.

The Board of Directors has unanimously approved, and has recommended to the Company's shareholders, an amendment of the Company's Certificate of Incorporation that would increase the number of authorized shares of Common Stock, par value $.001 per share, from 100,000,000 to 135,000,000. The amendment would revise Article 4 of the Certificate of Incorporation to read as follows:

     Article  4(a).  Authorized Capital.  The total number of shares that may be
                     ------------------
issued  by  the  Corporation is one hundred ten million (145,000,000), of which:

a) one hundred thirty five million (135,000,000) shares with a par value of one-tenth of one cent ($.001) per share shall be designated as Common Stock; AND
b) ten million (10,000,000) shares with a par value of one cent ($.01) per share shall be designated as Preferred Stock.
The designations, preferences and relative participations, options or other rights or qualifications, limitations or restrictions thereof shall be fixed by resolution of the Board of Directors.

     The Board of Directors believes that the increased number of authorized shares of Common Stock will provide the Company with a potential source of financial liquidity through sales of Common Stock or securities convertible into Common Stock. The Board believes that the sale of additional shares will be critical to the Company's short-term future as it continues to attempt to build its revenue base. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. No further action nor authorization by the Company's shareholders would be necessary prior to issuance of the additional shares of Common Stock authorized under the Amendment, except as may be required for a particular transaction by the Company's Certificate of Incorporation, by applicable law or regulatory agencies or by the rules of the NASDAQ Stock Market or of any stock exchange on which the Company's Common Stock may then be listed.

     Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover affect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed Amendment is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth the number and percentage of the shares of the registrant's Common stock owned as of December 31, 2002 by all persons known to the registrant who own more than 5% of the outstanding number of such shares, by all directors of the registrant, and by all officers and directors of the registrant as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.



NAME  AND  ADDRESS  OF                       NUMBER  OF  SHARES          PERCENT
BENEFICIAL  OWNER(1)                        BENEFICIALLY OWNED (1)      OF CLASS
--------------------------------------     ----------------------      --------

MILLENNIUM  3  OPPORTUNITY  FUND,  LLC          5,952,430(2)             10.8%
BECKER  FARM  ROAD,  ROSELAND
NEW  JERSEY  07068

DAVID  K.  LIFSCHULTZ                           4,141,668(3)              8.2%
641  WEST  59TH  STREET
NEW  YORK,  NEW  YORK  10019

QUENTIN  T.  KELLY                              3,910,000(4)              7.7%
PENNINGTON  BUSINESS  PARK
55  ROUTE  31  SOUTH
PENNINGTON,  NEW  JERSEY  08534

KUEKENHOF  PARTNERS  L.P.  AND
KUEKENHOF  EQUITY  FUND  L.P.                   3,334,000(5)              6.7%
22  CHURCH  STREET,  SUITE  5,
RAMSEY,  NEW  JERSEY  07446

JOSEPH  CYGLER                                    734,300(6)              1.5%
PENNINGTON  BUSINESS  PARK
55  ROUTE  31  SOUTH
PENNINGTON,  NEW  JERSEY  08534

ROLF  FRAUENFELDER                                587,713(7)                *%
PENNINGTON  BUSINESS  PARK
55  ROUTE  31  SOUTH
PENNINGTON,  NEW  JERSEY  08534

DR.  DAVINDER  SETHI                              250,000(8)                *%
PENNINGTON  BUSINESS  PARK
55  ROUTE  31  SOUTH
PENNINGTON,  NEW  JERSEY  08534

LANGE  SCHERMERHORN                               150,000(9)                *%
PENNINGTON  BUSINESS  PARK
55  ROUTE  31  SOUTH
PENNINGTON,  NEW  JERSEY  08534

ALL  DIRECTORS  AND  OFFICERS
AS  A  GROUP  (8  PERSONS)                      6,756,763                 12.9%
*LESS  THAN  1%

(1) FOR PURPOSES OF THIS TABLE, A PERSON OR GROUP OF PERSONS IS DEEMED TO HAVE "BENEFICIAL OWNERSHIP" OF ANY SHARES OF COMMON STOCK THAT SUCH PERSON HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS OF DECEMBER 31, 2002. FOR PURPOSES OF COMPUTING THE PERCENTAGE OF OUTSTANDING SHARES OF COMMON STOCK HELD BY EACH PERSON OR GROUP OF PERSONS NAMED ABOVE, ANY SECURITY WHICH SUCH PERSON OR PERSONS HAS OR HAVE THE RIGHT TO ACQUIRE WITHIN SUCH A DATE IS DEEMED TO BE OUTSTANDING BUT IS NOT DEEMED TO BE OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OWNERSHIP OF ANY OTHER PERSON. EXCEPT COMMUNITY PROPERTY LAWS, THE COMPANY BELIEVES BASED ON INFORMATION SUPPLIED BY SUCH PERSONS, THAT THE PERSONS NAMED IN THIS TABLE HAVE SOLE VOTING AND INVESTMENT POWER WITH RESPECT TO ALL SHARES OF COMMON STOCK WHICH THEY BENEFICIALLY OWN.

(2) THIS AMOUNT INCLUDES 3,571,430 SHARES ISSUABLE UPON THE CONVERSION OF $500,000 OF CONVERTIBLE NOTE AND 2,381,000SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF WARRANTS OUTSTANDING AS OF DECEMBER 31, 2002. UDI TOLEDANO AND FRED S. FRAENKEL SHARE VOTING AND INVESTMENT CONTROL OVER ALL SECURITIES OWNED BY MILLENNIUM. THE INTEREST OF EACH OF TOLEDANO AND FRAENKEL IN THE SECURITIES BENEFICIALLY OWNED BY MILLENNIUM IS LIMITED TO THE EXTENT OF HIS PECUNIARY INTEREST IN MILLENNIUM.

(3) THIS AMOUNT INCLUDES 1,075,000 SHARES ISSUABLE UPON THE CONVERSION OF WARRANTS OUTSTANDING AS OF DECEMBER 31, 2002.

(4) THIS AMOUNT INCLUDES 866,060 SHARES OWNED BY HIS WIFE, CFK LIMITED PARTNERSHIP AND QTK LIMITED PARTNERSHIP WHICH WERE FORMED FOR THE BENEFIT OF MR. KELLY'S CHILDREN, AND OPTIONS TO PURCHASE 1,430,000 SHARES OUTSTANDING AS OF DECEMBER 31, 2002.

(5) THIS AMOUNT INCLUDES 499,000 SHARES ISSUABLE UPON THE CONVERSION OF WARRANTS OUTSTANDING AS OF DECEMBER 31, 2002.

(6) THIS AMOUNT INCLUDES OPTIONS TO PURCHASE 134,300 SHARES OUTSTANDING AS OF DECEMBER 31, 2002.

(7) THIS AMOUNT INCLUDES OPTIONS TO PURCHASE 100,000 SHARES OUTSTANDING AS OF DECEMBER 31, 2002.

(8) THIS AMOUNT REPRESENTS OPTIONS TO PURCHASE 250,000 SHARES OUTSTANDING AS OF DECEMBER 31, 2002.

(9) THIS AMOUNT REPRESENTS OPTIONS TO PURCHASE 150,000 SHARES OUTSTANDING AS OF DECEMBER 31, 2002.



PERSONS  MAKING  THE  SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

OTHER  MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.


           THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF TERRI HARRIS, WORLDWATER CORP., PENNINGTON BUSINESS PARK, 55 ROUTE 31 SOUTH, PENNINGTON, NEW JERSEY 08534.

                                      By  Order  of  the  Board  of  Directors,


                                      QUENTIN  T.  KELLY,
                                      Chairman  and  Chief Executive Officer
September  29,  2003

WORLDWATER  CORP.
BOARD OF DIRECTORS PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS AT 1:00 P.M., NOVEMBER 14, 2003

     The undersigned stockholder of WorldWater Corp. (the "COMPANY") hereby appoints Quentin T. Kelly and Terri Lyn Harris, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Special Meeting and at any adjournment(s) thereof:

     1. TO APPROVE AMENDMENT OF ARTICLE 4 OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 135,000,000.

     [   ]  FOR               [   ]  AGAINST               [   ]  ABSTAIN

     2. ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING; HEREBY REVOKING ANY PROXY OR PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

     [   ]  FOR               [   ]  AGAINST               [   ]  ABSTAIN


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) OR (3) THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Notice of Meeting and Proxy Statement, dated on or about October 10, 2003, is hereby acknowledged.


Dated:     ______________________________,  2003

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     (Signature  of  Stockholder(s))

(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                        PLEASE SIGN, DATE AND MAIL TODAY.